Exhibit 23.1
                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Angeion Corporation:


We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                             /s/ KPMG Peat Marwick LLP
                                             KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 24, 1996